UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act Of 1934

Date of Report (date of earliest event reported): January 1, 2013

DIGITAL RIVER, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24643	41-1901640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10380 Bren Road West, Minnetonka, MN 55343

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code): (952) 253-1234

Not Applicable

(Former name or former address, if changed since last report)

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c)           Effective January 1, 2013, Digital River, Inc. (the “Company”) appointed Thomas F. Madison to hold the additional position of Chairman of the Board.  Mr. Madison currently serves as a director and Interim Chief Executive Officer of the Company.  Mr. Madison receives a base salary at the same rate ($450,000) as the previous Chief Executive Officer, but does not receive any additional cash compensation for his service as a director or Chairman.  The position of Chairman previously was held by Joel A. Ronning, who service as a director and Chairman concluded on December 31, 2012.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL RIVER, INC.

	By:	/s/ Stefan B. Schulz
Name: Stefan B. Schulz
Title: Chief Financial Officer
Date: January 4, 2013

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